UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): February 27, 2009

Nexstar Broadcasting Group, Inc.

(Exact Name of Registrant as Specified in its Charter)

Delaware	000-50478	23-3083125
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

5215 N. O’Connor Blvd., Suite 1400

Irving, Texas 75039

(Address of Principal Executive Offices, including Zip Code)

(972) 373-8800

(Registrant’s Telephone Number, including Area Code)

Not Applicable.

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.	Other Events.

On February 27, 2009, Nexstar Broadcasting, Inc. (“Nexstar Broadcasting”), an indirect subsidiary of Nexstar Broadcasting Group, Inc. (the “Company”), issued a press release announcing that it is commencing an exchange offer for up to $142 million aggregate principal amount of its outstanding 7% Senior Subordinated Notes due 2014. A copy of this press release is attached as Exhibit 99.1 to this Current Report on Form 8-K and incorporated herein by reference.

In conjunction with this exchange offer, the Company is reissuing its consolidated financial statements for the year ended December 31, 2007 and related Report of Independent Registered Public Accounting Firm with respect to such financial statements, in order to reflect subsequent events which impact the financial statements and the Report of Independent Registered Public Accounting Firm, as described in Note 1 of the Notes to the Consolidated Financial Statements. The Company is also reissuing its unaudited condensed consolidated financial statements for the quarterly periods ended March 31, 2008, June 30, 2008, and September 30, 2008, as described in Note 1 of each of the Notes to the Consolidated Financial Statements in order to reflect subsequent events which impact the financial statements. In addition, the Company is also updating certain information to reflect such subsequent events in Item 7 “Management’s Discussion and Analysis of Financial Condition and Results of Operations” (“MD&A”) in the Annual Report on Form 10-K for the year ended December 31, 2007, as filed by the Company with the Securities and Exchange Commission (the “SEC”) on March 11, 2008 (the “2007 10-K”), and in Item 1A of its Form 10-Q for the quarterly period ended March 31, June 30 and September 30, 2008, filed with the SEC on May 9, 2008, August 12, 2008 (as amended by Amendment No. 1 to Form 10-Q/A as filed with the SEC on September 5, 2008) and November 10, 2008 (the “2008 10-Qs”), respectively, except as such financial statements included therein have been superceded by the financial statements included in this Current Report on Form 8-K. See Exhibit 99.7.

No other changes or modifications have been made to these financial statements, except with respect to recent events related to the Company’s financing plans, debt covenant compliance and the Company’s assessment about its ability to continue as a going concern if the Company’s funding needs are not addressed, which have been included under the heading “Liquidity and Management’s Plans” in Note 1 to each of the respective financial statements filed herein.

Investors are cautioned that the update to the MD&A of the 2007 10-K and 2008 10-Qs presented herein have been revised to reflect only the information included herein. There are no other changes to the MD&A previously presented in the 2007 10-K or 2008 10-Qs. Accordingly, it does not purport to update the MD&A included in the 2007 10-K or 2008 10-Qs for any information, uncertainties, transactions, risks, events or trends occurring, or known to management, other than information pertaining directly to the information discussed herein. Investors should read the information contained in this Current Report on Form 8-K together with the other information contained in the 2007 10-K and the 2008 10-Qs.

In connection with the commencement of the exchange offer, the Company is also providing certain recent developments of the Company and updating certain disclosures appearing under the headings “Risk Factors” contained in its 2007 10-K and its 2008 10-Qs. The recent developments of the Company is included in the MD&A update which is attached as Exhibit 99.6 to this Current Report on Form 8-K and incorporated herein by reference. The updated risk factor disclosure is attached as Exhibit 99.7 to this Current Report on Form 8-K and incorporated herein by reference.

All other items of the 2007 10-K remain unchanged, and no attempt has been made to update matters in the 2007 10-K, except to the extent expressly provided herein. Refer to the Company’s Quarterly Reports on Form 10-Q for periods subsequent to December 31, 2007.

Fiscal 2008 Earnings Release

The Company currently expects to issue a press release announcing its financial results for the fourth quarter and year ended December 31, 2008 on March 5, 2009. The Company currently expects net revenue for the three month period ended December 31, 2008 to be consistent with the outlook previously issued by the Company for the three month period ended December 31, 2008 of $78.0 to $80.0 million. The Company also currently expects broadcast cash flow for the three month period ended December 31, 2008 to be consistent with the outlook previously issued by the Company for the three month period ended December 31, 2008 of $34.0 to $35.0 million. In addition, the Company currently expects Adjusted EBITDA for the three month period ended December 31, 2008 to be consistent with the outlook previously issued by the Company for the three month period ended December 31, 2008 of $29.8 to $30.5 million.

The Company expects to record an impairment charge of approximately $20 million to $30 million for the three month period ended December 31, 2008 to reflect the reduction in value of the Company’s network affiliations, FCC license and goodwill.

Adjusted EBITDA is calculated as broadcast cash flow less corporate expenses. Broadcast cash flow is calculated as income from operations plus corporate expenses, plus non–cash contract termination fees, non–cash intangible asset impairment charges, depreciation, amortization of intangible assets and broadcast rights (excluding barter), loss (gain) on asset exchange and loss (gain) on asset disposal, net, minus broadcast rights payments. The Company is unable to provide its net income (loss) at this time because the Company is still determining the amount of an impairment charge and its related impact to its tax provisions. Therefore, the Company is unable at this time to provide a reconciliation of Adjusted EBITDA to net income (loss).

Attached as Exhibit 99.2 to this Current Report on Form 8-K and incorporated by reference herein are the consolidated balance sheets of the Company at December 31, 2007 and 2006 and the related consolidated statements of operations, consolidated statements of changes in stockholders’ deficit, and consolidated statements of cash flows for each of the three years in the period ended December 31, 2007, and related notes, together with the Report of Independent Registered Public Accounting Firm with respect to such financial statements.

Attached as Exhibit 99.3 to this Current Report on Form 8-K and incorporated by reference herein are the unaudited condensed consolidated balance sheets of the Company at March 31, 2008 and December 31, 2007 and the related unaudited condensed consolidated statements of operations, unaudited condensed consolidated statements of changes in stockholders’ deficit and unaudited condensed consolidated statements of cash flows for the three months ended March 31, 2008 and 2007, and related notes.

Attached as Exhibit 99.4 to this Current Report on Form 8-K and incorporated by reference herein are the unaudited condensed consolidated balance sheets of the Company at June 30, 2008 and December 31, 2007 and the related unaudited condensed consolidated statements of operations for the three and six months ended June 30, 2008 and 2007, unaudited condensed consolidated statements of changes in stockholders’ deficit for the six months ended June 30, 2008 and unaudited condensed consolidated statements of cash flows for the six months ended June 30, 2008 and 2007, and related notes.

Attached as Exhibit 99.5 to this Current Report on Form 8-K and incorporated by reference herein are the unaudited condensed consolidated balance sheets of the Company at September 30, 2008 and December 31, 2007 and the related unaudited condensed consolidated statements of operations for the three and nine months ended September 30, 2008 and 2007, unaudited condensed consolidated statements of changes in stockholders’ deficit for the nine months ended September 30, 2008 and unaudited condensed consolidated statements of cash flows for the nine months ended September 30, 2008 and 2007, and related notes.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
23.1	Consent issued by PricewaterhouseCoopers LLP on February 27, 2009.

99.1	Press release, dated February 27, 2009, announcing the commencement of Nexstar Broadcasting, Inc.’s exchange offer for a portion of its outstanding 7% Senior Subordinated Notes due 2014.

99.2	Report of Independent Registered Public Accounting Firm, Consolidated Balance Sheets of the Company at December 31, 2007 and 2006 and the related Consolidated Statements of Operations, Consolidated Statements of Changes in Stockholders’ Deficit and Consolidated Statements of Cash Flows for each of the three years in the period ended December 31, 2007, and related notes.

99.3	Unaudited Condensed Consolidated Balance Sheets of the Company at March 31, 2008 and December 31, 2007 and the related Unaudited Condensed Consolidated Statements of Operations, Unaudited Condensed Consolidated Statements of Changes in Stockholders’ Deficit and Unaudited Condensed Consolidated Statements of Cash Flows for each of the three months ended March 31, 2008 and 2007, and related notes.

99.4	Unaudited Condensed Consolidated Balance Sheets of the Company as of June 30, 2008 and December 31, 2007 and the related Unaudited Condensed Consolidated Statements of Operations for each of the three and six months ended June 30, 2008 and 2007, Unaudited Condensed Consolidated Statements of Changes in Stockholders’ Deficit for the six months ended June 30, 2008 and Unaudited Condensed Consolidated Statements of Cash Flows for each of the six months ended June 30, 2008 and 2007, and related notes.

99.5	Unaudited Condensed Consolidated Balance Sheets of the Company as of September 30, 2008 and December 31, 2007 and the related Unaudited Condensed Consolidated Statements of Operations for each of the three and nine months ended September 30, 2008 and 2007, Unaudited Condensed Consolidated Statements of Changes in Stockholders’ Deficit for the nine months ended September 30, 2008 and Unaudited Condensed Consolidated Statements of Cash Flows for each of the nine months ended September 30, 2008 and 2007, and related notes.

99.6	Update to “Management’s Discussion and Analysis of Financial Condition and Results of Operations” for the year ended December 31, 2007 and the three, six and nine months ended March 31, June 30 and September 30, 2008.

99.7	Update to Item 1A. “Risk Factors” for the year ended December 31, 2007 and the three, six and nine months ended March 31, June 30 and September 30, 2008.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NEXSTAR BROADCASTING GROUP, INC.
Dated: February 27, 2009
	By:	/s/ Matthew E. Devine
	Name:	Matthew E. Devine
	Title:	Executive Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description
23.1	Consent issued by PricewaterhouseCoopers LLP on February 27, 2009.

99.1	Press release, dated February 27, 2009, announcing the commencement of Nexstar Broadcasting, Inc.’s exchange offer for a portion of its outstanding 7% Senior Subordinated Notes due 2014.

99.2	Report of Independent Registered Public Accounting Firm, Consolidated Balance Sheets of the Company at December 31, 2007 and 2006 and the related Consolidated Statements of Operations, Changes in Stockholders’ Deficit, and Cash Flows for each of the three years in the period ended December 31, 2007, and related notes.

99.3	Unaudited Condensed Consolidated Balance Sheets of the Company at March 31, 2008 and December 31, 2007 and the related Unaudited Condensed Consolidated Statements of Operations, Unaudited Condensed Consolidated Statements of Changes in Stockholders’ Deficit, and Unaudited Condensed Consolidated Statements of Cash Flows for each of the three months ended March 31, 2008 and 2007, and related notes.

99.4	Unaudited Condensed Consolidated Balance Sheets of the Company as of June 30, 2008 and December 31, 2007 and the related Unaudited Condensed Consolidated Statements of Operations for each of the three and six months ended June 30, 2008 and 2007, Unaudited Condensed Consolidated Statements of Changes in Stockholders’ Deficit for the six months ended June 30, 2008 and Unaudited Condensed Consolidated Statements of Cash Flows for each of the six months ended June 30, 2008 and 2007, and related notes.

99.5	Unaudited Condensed Consolidated Balance Sheets of the Company as of September 30, 2008 and December 31, 2007 and the related Unaudited Condensed Consolidated Statements of Operations for each of the three and nine months ended September 30, 2008 and 2007, Unaudited Condensed Consolidated Statements of Changes in Stockholders’ Deficit for the nine months ended September 30, 2008 and Unaudited Condensed Consolidated Statements of Cash Flows for each of the nine months ended September 30, 2008 and 2007, and related notes.

99.6	Update to “Management’s Discussion and Analysis of Financial Condition and Results of Operations” for the year ended December 31, 2007 and the three, six and nine months ended March 31, June 30 and September 30, 2008.

99.7	Update to Item 1A. “Risk Factors” for the year ended December 31, 2007 and the three, six and nine months ended March 31, June 30 and September 30, 2008.